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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                ----------------

       Date of Report (Date of earliest event reported): December 20, 2001



                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE                   333-59060                13-3291626
 (State or Other Jurisdiction        (Commission            (I.R.S. Employer
      of Incorporation)              File Number)         Identification No.)

        1585 BROADWAY
      NEW YORK, NEW YORK                                         10036
    (Address of Principal                                      (Zip Code)
      Executive Offices)





Registrant's telephone number, including area code: (212) 761-4000

                                    No Change
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          (Former name or former address, if changed since last report)


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Item 5.  OTHER EVENTS

        INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

        The consolidated financial statements of Financial Security Assurance Holdings Ltd. and its subsidiaries as of December 31, 2000 and December 31, 1999 and for each of the three years in the period ended December 31, 2000, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of Financial Security Assurance Holdings Ltd. for the year ended December 31, 2000 and the unaudited financial statements of Financial Security Assurance Holdings Ltd. and its subsidiaries as of September 30, 2001 and for the nine month period ended September 30, 2001 and September 30, 2000 included in the Quarterly Report on Form 10-Q of Financial Security Assurance Holdings Ltd. for the period ended September 30, 2001, are hereby incorporated by reference into this Prospectus Supplement and shall be deemed to be a part hereof. All financial statements of Financial Security Assurance Holdings Ltd. and its subsidiaries included in documents filed by Financial Security Assurance Holdings Ltd. pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, subsequent to the date of this Prospectus Supplement and prior to the termination of the offering of the Certificates shall be deemed to be incorporated by reference into this Prospectus Supplement and to be a part hereof from the respective dates of filing such documents.

        CONSENT

        In connection with the issuance of the Morgan Stanley Dean Witter Capital I Inc. Trust 2001-NC4, Pass-through Certificates, Series 2001-NC4 (the "Certificates"), the registrant is filing herewith the consent of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to the use of its name and the incorporation by reference of its report in the Prospectus Supplement relating to the issuance of the Certificates. The consent of PricewaterhouseCoopers is attached hereto as Exhibit 23.1.1.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

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



     EXHIBIT NO.               DESCRIPTION
     -----------               -----------
     23.1.1                    Consent of PricewaterhouseCoopers LLP


                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                MORGAN STANLEY DEAN WITTER CAPITAL I INC.

                                As  Depositor  and on behalf  of Morgan  Stanley
                                Dean  Witter   Capital  I  Inc.  Trust  2001-NC4
                                Registrant


                                By: /s/ GAIL MCDONNELL
                                    -------------------------------------------
                                    Name:        Gail McDonnell
                                    Title:       Vice President


Dated:  December 20, 2001






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


                                  EXHIBIT INDEX



        EXHIBIT NO.       DESCRIPTION
        ----------        -----------
         23.1.1           Consent of PricewaterhouseCoopers LLP








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